Income/(loss) per Common Share	6 Months Ended
Jun. 30, 2026
Earnings Per Share [Abstract]
Income/(loss) per Common Share

10. Income/(loss) per Common Share:

	Six months ended June 30
	2025	2026

Net (loss)/income attributable to Pyxis Tankers Inc.	$(1,237)	$5,237

Dividend Series A Convertible Preferred Stock	—	—
Net (loss)/income attributable to common shareholders	$(1,237)	$5,237

Weighted average number of common shares, basic and diluted	10,417,915	10,290,343
(Loss)/Income per common share, basic and diluted	$(0.12)	$0.51

For the six-month period ended June 30, 2025, securities that could potentially dilute basic loss per share in the future but were not included in the computation of diluted loss per share because their inclusion would have been anti-dilutive consisted of 1,592,465 warrants, which had an exercise price of $5.60, calculated using the treasury stock method. The effect of 72,500 non-vested restricted common shares, which had a vesting period through November 2025, was excluded from the calculation of diluted loss per share in accordance with the two-class method.

For the six-month period ended June 30, 2026, 107,143 non-tradable placement-agent warrants to purchase common shares, which were outstanding until their expiration on February 24, 2026, were excluded from the computation of diluted income per common share because their inclusion would have been anti-dilutive. As of June 30, 2026, the Company had no potentially dilutive securities outstanding.

PYXIS TANKERS INC.

Notes to the unaudited interim Consolidated Financial Statements

(Expressed in thousands of U.S. dollars, except for share and per share data)